                           THE QUIZNO'S CORPORATION

                       DIRECTOR, ADVISOR AND EXECUTIVE
                      SAR AND DEFERRED COMPENSATION PLAN

                       Effective as of December 1, 2000

                               TABLE OF CONTENTS

INTRODUCTION

I -  DEFINITIONS
  1.01Definitions

II - SAR PROGRAM
  2.01      Eligibility for Participation
  2.02Description of SAR Program
  2.03Account for Deferred Units and Crediting of Interest
  2.04Distribution of Deferred Unit Account

III - OPTION DEFERRAL PROGRAM
  3.01Eligibility for Participation
  3.02Deferral of Income Received on Tender of Option
  3.03Vesting of Deferred Tender Amount
      3.04  Account for Tender Amount and Crediting of Interest
  3.05Distribution of Tender Amount Account

IV - FUNDING, TERMINATION AND AMENDMENT
  4.01Plan and Plan Accounts Are Unfunded
  4.02Individual Records
  4.03Termination of Participation
      4.04  Amendment and Termination of Plan

V - ADMINISTRATION
  5.01Administration and Interpretation
  5.02No Contract of Employment
  5.03Facility of Payment
  5.04Withholding and Tax Consequences
  5.05Nonalienation
  5.06Construction
  5.07Claims Procedure

                           THE QUIZNO'S CORPORATION
                       DIRECTOR, ADVISOR AND EXECUTIVE
                      SAR AND DEFERRED COMPENSATION PLAN

                                 INTRODUCTION

      The  Quizno's  Corporation  Director,  Advisor  and  Executive  SAR  and
Deferred  Compensation  Plan (the "Plan") has been approved and adopted by the
Board of Directors of Quizno's  Corporation (the "Company") to be effective as
of  December  1,  2000.  The  Company  has  adopted  this  unfunded   deferred
compensation plan primarily for the purpose of providing  benefits to a select group of  management  or highly  compensated  employees,  and to directors and advisors.

                                   ARTICLE I
                                  DEFINITIONS

1.01  Definitions.      The following terms when capitalized  herein will have
      the meanings assigned below.

(a)   Account.  The bookkeeping  account  established and maintained under the
      Plan for each Eligible  Employee to reflect  amounts  credited under the
      Plan for the  benefit of each  Eligible  Employee,  and any  earnings or losses  thereon.  References  to an  Eligible  Employee's  Account  will include all Sub-Accounts established for the Eligible Employee.

(b)   Board.  The Board of Directors of The Quizno's Corporation

(c)   Change  in  Control.  A  "change  in  control"  will be  deemed  to have occurred if any person (including any individual,  firm, partnership, or other entity)  together with all  "Affiliates" and "Associates" (as such terms are defined under Rule 12b-2 of the General Rules and  Regulations promulgated  under the Securities  Exchange Act of 1934) of such person, but excluding:

      (i)   a trustee or other fiduciary holding  securities under an employee benefit plan of the Company or any subsidiary of the Company,

      (ii)  a corporation owned,  directly or indirectly,  by the stockholders of the  Company in  substantially  the same  proportions  as their ownership of the Company,

      (iii) the Company or any subsidiary of the Company,

      (iv)  an Eligible  Employee  together with all Affiliates and Associates of the Eligible Employee,

      (iv)  Richard F. Schaden or Richard E. Schaden,

      is or becomes the  Beneficial  Owner (as defined in Rule 13d-3 under the
      Securities   Exchange  Act  of  1934),   directly  or   indirectly,   of
      securities  of the Company  representing  seventy five percent  (75%) or more of the combined  voting  power of the  Company's  then  outstanding securities.

(d)   Code.  The Internal Revenue Code of 1986, as amended from time to time.

(e)   Committee.  The Executive Deferred  Compensation  Committee  responsible for the  administration  of the Plan,  which Committee will be appointed by the Board from time to time.

(f)   Company. The Quizno's  Corporation,  and any entity which is a member of a controlled  group of corporations  or a controlled  group of trades or businesses  with  Quizno's  Corporation  under  the  provisions  of Code
      Section  414(b) or (c) and which is  designated  by the  Committee  as a participating  employer  under this Plan,  and any  successor by merger, consolidation, sale of assets or otherwise.

(g)   Designated  Beneficiary.  The  beneficiary  designated  by the  Eligible
      Employee to receive the Eligible  Employee's  vested  Account  under the
      Plan in the event of the Eligible Employee's death.

(h)   Earnings.  For any period of  determination,  an amount equal to the sum
      (without   duplication)  of  the  following  items  (all  determined  in accordance with generally accepted accounting principles):

      (i)   net income after taxes but before  preferred  stock  dividends for the immediately preceding  twelve-month period (after exclusion of items  which  should  be  classified  as  extraordinary  for  such period); plus

      (ii)  all amounts  deducted in  computing  net income for such period in
            respect  of  (x)  interest  expense   associated  with  loans  the
            proceeds of which were or are  intended  to be used to  repurchase the Company's capital stock; (y) noncash  amortization expense and financing costs associated with such loans; minus

      (iii)       the  positive  tax  effect of the  adjustments  set forth in
            (ii) above.

      (iv)  The  Company  may  exclude  the  results  of  operations  from any affiliate  in  determining  Earnings  under  this  definition,  as
            determined   from  time  to  time  by  the  Company  in  its  sole
            discretion.

(i)   Effective Date.  December 1, 2000.

(j)   Eligible Employee.  Any employee of the Company who

      (i)   is (x) a member of the management or highly  compensated  group of employees of the Company under ERISA Sections  201(2),  301(a)(3), and 401(a)(1),  as determined by the Committee, in its discretion, or (y) a member of the Board or the  Company's  Board of Advisors,
            and

      (ii)  is selected by the  Committee  to be  eligible to  participate  in this Plan.

(k)   ERISA.  The Employee Retirement Income Security Act of 1974, as amended.

(l)   Hardship.   A  Hardship  is  an  immediate  and  heavy   financial  need
      resulting from any of the following:

      (i)   expenses  that are not covered by insurance and which the Eligible
            Employee,  or his or her spouse or  dependent,  has  incurred as a result of, or is required  to incur in order to  receive,  medical care;

      (ii)  the need to prevent the eviction of an Eligible  Employee from his or her principal  residence or  foreclosure on the mortgage of the
            Eligible Employee's principal residence; or

      (iii) any other  circumstance  that is determined by the  Committee,  in its sole discretion,  to constitute an unforseen emergency that is not covered by insurance  and which cannot  reasonably be relieved by the liquidation of the Eligible Employee's assets.
(m)   Plan.  The Quizno's  Corporation  Directors,  Advisors and Executive SAR
      and Deferred  Compensation  Plan, as set forth  herein,  as amended from time to time.

(n)   Plan Year. The  twelve-month  period ending on December 31 of each year, except that the first Plan Year will be a short Plan Year  commencing on the  Effective  Date and ending on the first  December 31 following  the
      Effective Date.

(o)   Sub-Account.  Within each  Account,  a bookkeeping  sub-account  will be established  and  maintained  for  each  Eligible  Employee  to  reflect amounts credited for the benefit of the Eligible  Employee under the SAR
      Program  described in Article II and the Option Tender Program described in Article III.

(p)   Valuation  Date.  The last day of each  quarter of each Plan  Year,  and such other dates as the Committee  determines  necessary or  appropriate to value the Accounts of Eligible Employees.

                                  ARTICLE II
                                  SAR PROGRAM

2.01  Eligibility for  Participation.  Each Eligible Employee will be eligible to participate in the SAR Program.

2.02  Description of SAR Program.

(a)   Units  Available  and Grant of Units:  Under the SAR  Program a total of ten  million  (10,000,000)  Units  will be  available  for  granting  to
      Eligible  Employees.  The Board may  increase or decrease  the number of authorized  Units at any time. A Unit will  represent an interest in the
      SAR Pool,  as described  below.  For example,  an Eligible  Employee who has been granted  100,000 Units will have a one percent (1%) interest in the  SAR  Pool  of  10,000,000  Units.  Units  granted  to  an  Eligible
      Employee  will be reflected in a written Unit Grant  Agreement  approved by the Committee.

(b)   Vesting of Units on Initial  Vesting  Date:  All Units will be unvested, and the SAR Pool  will be  valued at zero,  until  the  Initial  Vesting
      Date.  Units  held by an  Eligible  Employee  will  become  one  hundred percent  (100%) vested on the Initial  Vesting  Date;  provided that the
      Eligible  Employee is an employee of the Company on the Initial  Vesting
      Date.  The Initial Vesting Date will be the earliest of:

      (i)   the later of  December  31,  2002,  or the last day of the quarter during which the Initial Earnings Hurdles are satisfied.; or

      (ii)  the date on which occurs a Change in Control.

      The Initial  Earnings  Hurdles will be satisfied if the Company Earnings are at least six million  dollars  ($6,000,000)  for any  calendar  year.  The
Company,  in its  sole  discretion,  will  determine  whether  these  Earnings
Hurdles are satisfied.

(c)   Termination of Employment  Prior to Initial Vesting Date: If an Eligible
      Employee's  employment or position with the Company is terminated  prior to the Initial  Vesting  Date for any reason  (other than a  termination resulting  solely  from  a  Change  in  Control,  as  determined  by the
      Committee),  any Units held by such  Eligible  Employee will be canceled immediately upon such  termination,  and the Eligible Employee will have no further interest in the SAR Program.

(d)   First  Valuation  of Units:  The SAR Pool will be valued on the  Initial
      Vesting  Date and the total value of the SAR Pool will equal (x) the sum of six times  Earnings,  (y) multiplied by ten percent (10%).  The value of each vested Unit will equal the value of the SAR Pool  divided by the total number of then authorized  Units,  regardless of the number of any canceled or forfeited Units.

(e)   Credit of Account for Value of Units or Deferral  of  Valuation:  Within
      90 days  after the  Initial  Vesting  Date,  the  value of the  Eligible
      Employee's  Units, as determined under "First Valuation of Units" above, will be credited to a Sub-Account  established for the Eligible Employee
      (the  "Deferred  Unit  Account").  The  Deferred  Unit  Account  will be credited with simple interest  compounded  daily.  The interest rate for each  calendar  quarter  will be a  percentage  equal  to the sum of the interest  rate on 10-year  Treasury  Bills in effect on the first day of such  quarter  (and as  reported in the Wall  Street  Journal)  plus six percent (6%). For any partial calendar  quarter (for example,  the first calendar  quarter of deferral or the  calendar  quarter  during  which a distribution is made), the interest rate will be adjusted  appropriately for the number of days the  Deferred  Unit  Account is held in the Plan.
      Once the value of the Units is credited to the  Deferred  Unit  Account,
      the  Units  will  be  canceled.   The  Deferred  Unit  Account  will  be
      distributed as provided in Section 2.04.

      However,  at  least  90 days  prior  to the  Initial  Vesting  Date,  an
      Eligible  Employee may elect to defer the  valuation of his vested Units
      (a  "Unit  Deferral  Election").  Any  Unit  Deferral  Election  will be irrevocable.  In the  event  of a proper  Unit  Deferral  Election,  the
      Eligible  Employee  will  continue  to hold  the  Units  granted  to the
      Eligible  Employee  and no  amounts  will be  credited  to the  Eligible
      Employee's  Deferred  Unit  Account  until  the  earlier  of the  Second
      Valuation Date or the Eligible Employee's termination of employment,  as provided below.

(f)   Second  Valuation  Date:  Units held by an Eligible  Employee who made a
      Unit  Deferral  Election and who is an employee,  director or advisor of the Company on the Second  Valuation Date will be revalued on the Second
      Valuation Date.  The Second Valuation Date will be the earliest of:

      (i)   the later of  December  31,  2004,  or the last day of the quarter during which the Secondary Earnings Hurdles are satisfied; or

      (ii)  the date on which occurs a Change in Control  (occurring after the
            Initial Vesting Date).

      The  Secondary  Earnings  Hurdles  will  be  satisfied  if  the  Company
      Earnings  are at least  eleven  million  dollars  ($11,000,000)  for any calendar  year.  The Company,  in its sole  discretion,  will  determine whether the Secondary Earnings Hurdles are satisfied.

(g)   Termination  of Employment or Service  Prior to Second  Valuation  Date:
      This  paragraph  will apply to each  Eligible  Employee  who made a Unit
      Deferral Election,  but who is not employed by, or serving as a director or  advisor  of,  the  Company on the  Second  Valuation  Date.  If such
      Eligible   Employee's   employment  or  position  with  the  Company  is
      terminated  prior to the Second  Valuation  Date for any  reason  (other than a  termination  resulting  solely  from a Change in  Control),  any
      Units held by such Eligible  Employee will be valued as determined under
      "First  Valuation  of Units" as of the Initial  Vesting  Date,  and such value will be credited to the Eligible  Employee's Deferred Unit Account within  a  reasonable  period  of  time  after  such  termination.  Such
      Deferred  Unit  Account  will  bear  interest  from  the  date  of  such termination as provided in Section  2.01(e),  and will be distributed as provided in Section 2.04.

(h)   Second  Valuation  of Units:  The SAR Pool will be valued on the  Second
      Valuation  Date and the total  value of the SAR Pool will  equal (x) the sum of  thirteen  (13) times  Earnings,  (y)  multiplied  by ten percent
      (10%).  The value of each  vested  Unit will  equal the value of the SAR
      Pool divided by the total number of then  authorized  Units,  regardless of the number of any canceled or forfeited Units.

2.03  Account  for  Deferred  Units and  Crediting  of  Interest.  An Eligible
      Employee who has made a Unit  Deferral  Election and who is an employee, director  or advisor of the  Company on the Second  Valuation  Date will have  the  value  of  his  Units,  as  determined  above  under  "Second
      Valuation of Units"  credited to the Eligible  Employee's  Deferred Unit
      Account as of the Second  Valuation  Date.  The  Deferred  Unit  Account
      thereafter will be credited with simple interest  compounded  daily. The interest  rate for each calendar  quarter will be a percentage  equal to the sum of the interest rate on 10-year  Treasury Bills in effect on the first day of such quarter  (and as reported in the Wall Street  Journal)
      plus six percent (6%).  For any partial  calendar  quarter (for example, the first  calendar  quarter of deferral or the calendar  quarter during which a  distribution  is made),  the  interest  rate  will be  adjusted appropriately  for the number of days the Deferred  Unit Account is held in the Plan.  Once the value of the Units is  credited  to the  Deferred
      Unit  Account,  the Units will be canceled.  The  Deferred  Unit Account will be distributed as provided in Section 2.04.

2.04  Distribution of Deferred Unit Account.

(a)   Termination  of  Employment.  Distribution  of  an  Eligible  Employee's
      Deferred   Unit  Account  will  commence   within  an   administratively
      reasonable  period of time  after the last day of the Plan Year in which
      the  Eligible   Employee   terminates   employment   with  the  Company.
      Distribution  will be made in  substantially  equal annual  installments over  a  five-year  period.  Amounts  remaining  in  the  Deferred  Unit
      Account  after each  installment  payment  will  continue to be credited with  interest (as  described in Section 2.02 or 2.03,  as  applicable), and such interest will be distributed  with each subsequent  installment distribution.

(b)   Death of  Eligible  Employee.  Upon the  death of an  Eligible  Employee while  employed  with the Company,  the Eligible  Employee's  Designated
      Beneficiary   will  be  paid  the  balance   credited  to  the  Eligible
      Employee's  Deferred  Unit  Account.   Distribution  to  the  Designated
      Beneficiary will commence within an  administratively  reasonable period of time  after  the  last day of the Plan  Year in  which  the  Eligible
      Employee dies.  Distribution will be made in substantially  equal annual installments  over  a  five-year  period;  provided,  however,  that  an
      Eligible  Employee may, upon making the Unit Deferral  Election prior to the First  Vesting  Date (or at such later  times as  determined  by the
      Committee),  elect that his or her Designated  Beneficiary  will receive
      the  Eligible   Employee's   Deferred  Unit  Account  in  one  lump  sum
      distribution  which will be paid within an  administratively  reasonable period  of time  after  the  last  day of the  Plan  Year in  which  the
      Eligible  Employee  dies.  Any  lump sum  distribution  will  equal  the balance credited to the Eligible  Employee's Deferred Unit Account as of
      the Valuation  Date  immediately  preceding  such  distribution.  To the extent  the  Deferred  Unit  Account  is paid in  installment  payments, amounts  remaining  in the Deferred  Unit  Account  will  continue to be credited  with  interest  (as  described  in  Section  2.02 or 2.03,  as applicable),  and such interest will be distributed with each subsequent installment distribution.

(c)   Distribution  Upon Hardship.  In the event of a Hardship,  the Committee
      (in its sole  discretion)  may direct the Company to pay to the Eligible
      Employee  only  that  portion,  if any,  of the  value  of the  Eligible
      Employee's  vested  Units (or,  if  deferred,  the  Eligible  Employee's
      Deferred Unit  Account)  that the  Committee  determines is necessary to satisfy the  Hardship  need,  including  any amounts to pay any federal, state, or local income taxes  reasonably  anticipated to result from the distribution.  For purposes of  determining  the amount  available for a
      Hardship  distribution,  vested Units will be valued as determined under
      Section  2.02(d)  as of the  Initial  Vesting  Date  and,  for  Hardship
      distributions  occurring  after the Second  Valuation Date, the value of the Eligible  Employee's  Deferred Unit Account will be determined under
      Section 2.02 (e) or Section 2.03., as applicable.  An Eligible  Employee may  request a Hardship  distribution  in writing in a form  approved by the  Committee  and will  provide  such  additional  information  as the
      Committee may require.

(d)   Distribution  Upon Change in Control.  Upon the  occurrence  of a Change in Control,  as  determined by the Company in its sole  discretion,  the value  of any  Units  held  by the  Eligible  Employee  or the  Eligible
      Employee's  Deferred  Unit  Account,  as  applicable,  will  be  paid in
      substantially   equal  annual   installments  over  a  five-year  period
      commencing  within a  reasonable  period of time  after  such  Change in
      Control.  If the Change in Control  occurs prior to the Initial  Vesting
      Date  described  in Section  2.01(b)(i),  the value of the Units will be determined  under  Section  2.02(d).  If the  Change in  Control  occurs after the Initial  Vesting  Date  described in Section  2.01(b)(i),  but before the Second  Valuation Date described in Section  2.01(f)(i),  the amount  distributed  will be the value of the Units as determined  under
      Section  2.02(h)  in the case of an  Eligible  Employee  who made a Unit
      Deferral  Election and, for each other Eligible  Employee,  the value of the Eligible  Employee's  Deferred  Unit Account as described in Section
      2.01(e).  If the Change in  Control  occurs  after the Second  Valuation
      Date described in Section 2.01(f)(i),  the amount distributed will equal the value of the  Eligible  Employee's  Deferred  Unit  Account.  To the
      extent  the  Deferred  Unit  Account  is paid in  installment  payments, amounts  remaining  in the Deferred  Unit  Account  will  continue to be credited  with  interest  (as  described  in  Section  2.02 or 2.03,  as applicable),  and such interest will be distributed with each subsequent installment distribution.

(e)   Distribution  is  Discharge  of  Obligation.  Payment of benefits  under this Section will be a complete  discharge of the  Company's  obligation with  respect to the Deferred  Unit Account  under the Plan with respect to  that  Eligible  Employee  and  any  Designated  Beneficiary  of  the
      Eligible Employee.

(f)   Acceleration  of  Distribution.  Notwithstanding  the  above,  upon  the request of the Eligible  Employee  (or  Designated  Beneficiary,  in the
      case of a deceased Eligible  Employee) whose Deferred Unit Account is to be  paid  in  installment  or  is  in  the  process  of  an  installment distribution,  the  Committee,  in its sole  discretion  and without any obligation  to do so, may  accelerate  the payment of all or any portion of such Deferred Unit Account.

(g)   Deductions   from  SAR   Unit   Value   and   Deferred   Unit   Account.
      Notwithstanding  any other  provision of this  Article,  the value of an
      Eligible  Employee's  Units to be credited to the Deferred  Unit Account will be reduced  by the sum of (i) the gross  amount  (before  taxes) of all  distributions  made to that Eligible  Employee  under the Company’s
      Profit  Sharing  Plan  (which  is a cash  bonus  plan  based on  Company profits  which  first  became  effective  January  1, 2001) and (ii) the value  associated with the unvested  Options  originally  deferred under the Option  Deferral  Program  described in Article III  (regardless  of whether such amount subsequently becomes vested).

                                  ARTICLE III
                            OPTION DEFERRAL PROGRAM

3.01  Eligibility  for  Participation.  Each Eligible  Employee who, as of the
      Effective  Date,  holds options to purchase  common stock of the Company
      (an "Option") under The Quizno's  Corporation Employee Stock Option Plan or The Quizno's  Corporation  Amended and Restated Stock Option Plan for
      Directors  and Advisors  (each an "Option Plan" and together the "Option
      Plans") will be eligible to participate in the Option Deferral Program.

3.02. Deferral of Income Received on Tender of Vested  Options.  Each Eligible
      Employee  will be provided with the election to tender his or her vested
      Options to the  Company in  exchange  for an amount  equal to the spread between  the  greater  of the fair  market  value of the  stock or eight dollars  ($8.00) per share (which price  represents  the price per share offered by the Company in the tender offer  commenced  November 13, 2000
      (the  "Tender  Offer"))  and the  exercise  price  for the  Option  (the
      "Vested  Tender  Amount").  Prior to the date on which the Tender  Offer expires,  the Eligible  Employee may elect,  on the form provided by the
      Committee  for this  purpose,  to defer the receipt of the Vested Tender
      Amount  under  this  Option  Deferral   Program  (the  "Option  Deferral
      Election").  Such  Option  Deferral  Election  must be made prior to the expiration  of the Tender  Offer.  Terms used in this  Section,  but not defined  herein  (such as "stock,"  "fair market  value," and  "exercise price") will be defined as provided under the Option Plans.

3.03. Deferral  of  Income  Received  on  Tender  of  Unvested  Options.  Each
      Eligible  Employee  will be provided  with the election to tender his or her  unvested  (forfeitable)  Options to the Company in exchange  for an amount equal to the spread  between the greater of the fair market value of the stock or eight dollars ($8.00) per share (which price  represents the price per share  offered by the Company in the Tender Offer) and the exercise price for the unvested Option (the "Unvested  Tender  Amount").
      Should  the  Eligible  Employee  elect  to  tender  his or her  unvested
      Options,  the Unvested  Tender Amount will be deferred under this Option
      Deferral  Program.  Terms used in this Section,  but not defined  herein
      (such as "stock,"  "fair market  value," and  "exercise  price") will be defined as provided under the Option Plans.

3.04  Vesting of Deferred  Tender  Amount.  Any Vested Tender Amount  deferred under this Plan always will be one hundred  percent (100%)  vested.  The
      Unvested Tender Amount will vest in full on December 31, 2002;  provided that the Eligible  Employee is a full-time  employee  (meaning  that the employee  regularly  works  at least 30 hours  per  week),  director  or advisor of the Company on such date.  Once vested,  such Unvested Tender
      Amount  thereafter will be considered  additional  Vested Tender Amounts under  this  Article.  If the  Eligible  Employee  is  not an  employee, director,  or advisor of the Company on December 31, 2002,  the Unvested
      Tender Amount will be forfeited  and the Eligible  Employee will have no further interest in such amount.

3.05  Account for Tender Amount and  Crediting of Interest.  Any Tender Amount
      (whether  vested or  unvested)  deferred by an Eligible  Employee  under this Plan will be credited  to an Account  maintained  for the  Eligible
      Employee  (the "Tender  Amount  Account"),  as of the tender  date.  The
      Tender Amount Account will be credited with simple  interest  compounded
      daily.   The  interest  rate  for  each  calendar   quarter  will  be  a
      percentage  equal to the sum of the  interest  rate on 10-year  Treasury
      Bills in effect on the first day of such  quarter  (and as  reported  in the  Wall  Street  Journal)  plus  six  percent  (6%).  For any  partial calendar  quarter (for example,  the first calendar  quarter of deferral or the  calendar  quarter  during  which a  distribution  is made),  the interest rate will be adjusted  appropriately for the number of days the
      Tender Amount Account is held in the Plan.

3.06  Distribution of Tender Amount Account.

(a)   Termination  of  Employment.  Distribution  of  an  Eligible  Employee's
      Vested Tender Amount  Account will commence  within an  administratively reasonable  period of time  after the last day of the Plan Year in which
      the  Eligible   Employee   terminates   employment   with  the  Company.
      Distribution  will be  made  in one  lump  sum  distribution;  provided, however,  that an Eligible Employee may, upon making the Option Deferral
      Election (or at such later times as determined by the Committee),  elect to receive  his or her Tender  Amount  Account  in  substantially  equal annual  installments over a five-year period.  Any lump sum distribution will  equal the  balance  credited  to the  Eligible  Employee's  Tender
      Amount  Account as of the  Valuation  Date  immediately  preceding  such distribution.  To the  extent  the  Tender  Amount  Account  is  paid in installment  payments,  amounts  remaining in the Tender Amount  Account will continue to be credited with interest  under Section 3.04, and such
      interest  will  be   distributed   with  each   subsequent   installment
      distribution.

(b)   Death of  Eligible  Employee.  Upon the  death of an  Eligible  Employee while  employed  with the Company,  the Eligible  Employee's  Designated
      Beneficiary   will  be  paid  the  balance   credited  to  the  Eligible
      Employee's  Tender  Amount  Account.   Distribution  to  the  Designated
      Beneficiary will commence within an  administratively  reasonable period of time  after  the  last day of the Plan  Year in  which  the  Eligible
      Employee  dies.   Distribution  will  be  made  in  substantially  equal
      annual installments over a five-year period; provided,  however, that an
      Eligible  Employee may, upon making the Option Deferral  Election (or at such later times as determined by the Committee),  elect that his or her
      Designated  Beneficiary  will  receive the  Eligible  Employee's  Tender
      Amount  Account in one lump sum  distribution  which will be paid within an administratively  reasonable period of time after the last day of the
      Plan  Year  in  which  the  Eligible   Employee   dies.   Any  lump  sum
      distribution will equal the balance credited to the Eligible  Employee's
      Tender Amount  Account as of the Valuation  Date  immediately  preceding such  distribution.  To the extent the Tender Amount  Account is paid in installment  payments,  amounts  remaining in the Tender Amount  Account will continue to be credited with interest  under Section 3.04, and such
      interest  will  be   distributed   with  each   subsequent   installment
      distribution.

(c)   Distribution  Upon Hardship.  In the event of a Hardship,  the Committee
      (in its sole  discretion)  may direct the Company to pay to the Eligible
      Employee  only  that  portion,  if any,  of the  value  of the  Eligible
      Employee's  Tender  Amount  Account  that the  Committee  determines  is necessary to satisfy the  Hardship  need,  including  any amounts to pay any federal,  state,  or local income taxes  reasonably  anticipated  to result from the  distribution.  For purposes of  determining  the amount of the  Hardship  distribution,  the  value of the  Eligible  Employee's
      Tender  Amount  Account  will  be  determined  under  Section  3.04.  An
      Eligible  Employee may request a Hardship  distribution  in writing in a form  approved  by  the  Committee  and  will  provide  such  additional information as the Committee may require.

(d)   Distribution  Upon Change in Control.  Upon the  occurrence  of a Change in Control,  as  determined by the Company in its sole  discretion,  the
      Eligible  Employee's  Tender Amount Account will be paid in one lump sum cash  payment  within a  reasonable  period of time after such Change in
      Control.  The amount  distributed  upon a Change in  Control  will equal
      the  value  of  the  Eligible   Employee's  Tender  Amount  Account,  as
      determined under Section 3.04.
(e)   Distribution  is  Discharge  of  Obligation.  Payment of benefits  under this Section will be a complete  discharge of the  Company's  obligation with respect to the Tender  Amount  Account  under the Plan with respect to  that  Eligible  Employee  and  any  Designated  Beneficiary  of  the
      Eligible Employee.

(f)   Acceleration  of  Distribution.  Notwithstanding  the  above,  upon  the request of the Eligible  Employee  (or  Designated  Beneficiary,  in the
      case of a deceased Eligible  Employee) whose Tender Amount Account is to be  paid  in  installment  or  is  in  the  process  of  an  installment distribution,  the  Committee,  in its sole  discretion  and without any obligation  to do so, may  accelerate  the payment of all or any portion of such Tender Amount Account.

                                  ARTICLE IV
                      FUNDING, TERMINATION AND AMENDMENT

4.01  Plan and Plan Accounts Are Unfunded.  All amounts  payable in accordance
      with  this  Plan  will  constitute  a  contractual   general   unsecured
      obligation of the Company.  Such amounts,  as well as any administrative costs  relating to the Plan,  will be paid out of the general  assets of the Company.  The Company  will not be required to fund its  obligations under this Plan in any  manner,  whether by  purchase  of  insurance  or endowment  contracts,  or  contributions to a trust fund, or deposits in an escrow  account,  or otherwise;  and if the Company does choose to do so, then the Eligible  Employees and the Designated  Beneficiaries  will not have any right or interest in such contract,  trust,  or account but may look only to the  Company's  unsecured  promise to pay in accordance with the  provisions of this Plan.  Nothing  contained in this Plan will be  deemed  to  create a trust of any kind or to  create  any  fiduciary relationship.

4.02  Individual  Records.  The  Committee  will  maintain,  or  cause  to  be maintained,  records  showing the  individual  balances of each Eligible
      Employee's  Account and Sub-Accounts  and the amounts  allocable to each
      Eligible  Employee under this Plan. At least once a year,  each Eligible
      Employee  will be furnished  with a statement  setting forth the balance credited to his or her Account under the Plan.

4.03        Termination  of  Participation.  Participation  in the  Plan  will terminate  on the  earliest  of the date on which an  Eligible  Employee ceases  to be an  Eligible  Employee,  the  date on  which  an  Eligible
      Employee  terminates  employment with the Company,  or the date on which the Plan terminates.  Notwithstanding  any other provision of this Plan, an Eligible  Employee's  participation  in the Plan will  terminate upon the effective date of any  Department of Labor  regulation or release in which  the term "a select  group of  management  or  highly  compensated employees"  is defined or clarified to exclude  such  Eligible  Employee from participation in this Plan, or upon the Committee's  determination, in its discretion,  that sufficient  authority  exists to determine that such  Eligible  Employee  does  not fall  within  such  select  group of management  or  highly  compensated  employees.  In such  event,  in the discretion of the Committee,  the Accounts of such  ineligible  Eligible
      Employees  may be  distributed  in lump sum as soon as  administratively practicable  following the Committee's  determination  that the Eligible
      Employee's participation should cease.

4.04  Amendment and Termination of Plan.

      (a)   The  Board of  Directors  of the  Company  reserves  the  right to modify,  amend in whole or in part,  or terminate  the Plan at any
            time.   However,  no  modification  or  amendment  will  adversely affect the right of any  Eligible  Employee  to receive the vested balance to the credit of such  Eligible  Employee's  Account as of the  date  of such  modification,  discontinuance,  amendment,  or termination.

      (b)   If the  Company  terminates  the Plan,  the  Accounts  of Eligible
            Employees  will be paid in the manner  and at the times  indicated
            in this Plan,  unless the Board of  Directors  determines,  in its sole discretion,  that Accounts will be paid immediately upon such
            Plan termination.

      (c)   Notwithstanding  the  above,  upon the  occurrence  of a Change in
            Control and at all times  thereafter,  the Board of  Directors  of the Company will not discontinue,  terminate, suspend or amend the
            Plan,  in whole or in part,  in any manner  that  would  adversely affect the right of any Eligible  Employee to receive the benefits otherwise  provided  under  the Plan as of the  effective  date of such action by the Board of Directors.

                                    ARTICLE V
                                 ADMINISTRATION

5.01  Administration   and   Interpretation.   Full  power  and  authority  to
      construe,  interpret  and  administer  the Plan  will be  vested  in the
      Committee.  Any  interpretation  of the  Plan  by the  Committee  or any administrative  act by the  Committee  will be final and  binding on all
      Eligible  Employees.  The Committee will,  from time to time,  establish rules  and  regulations  for  the  administration  of the  Plan  and the transaction  of its business and will maintain or cause to be maintained all records which it will deem necessary for purposes of the Plan.

5.02  No Contract of  Employment.  The  establishment  of the Plan will not be construed  as  conferring  any  legal  rights  upon  any  person  for  a continuation  of  employment,  nor will it interfere  with the rights of the  Company  to  discharge  any  employee  and to treat  such  employee without regard to the effect which such  treatment  might have upon such employee  as an  Eligible  Employee  in the Plan  (except  to the extent provided in any separate  employment  agreement  between the Company and any Eligible Employee in the Plan).

5.03  Facility of Payment.  In the event that the  Committee  determines  that an Eligible  Employee  is unable to care for his or her affairs  because of illness or  accident,  the  Committee  may  direct  that any  benefit payment  due to such  Eligible  Employee,  unless a claim will have been made therefor by a duly appointed legal representative,  be paid to such
      Eligible  Employee's  spouse,  child, or other blood  relative,  or to a person with whom such Eligible  Employee  resides,  and any such payment so made will be a complete  discharge of the  liabilities of the Company and the Plan therefor.

5.04  Withholding  and Tax  Consequences.  The Company  will have the right to deduct  from  each  payment  to be made  under  the  Plan  any  required withholding or other taxes.  In the event the Internal  Revenue  Service determines that the value of all or any portion of the benefits  accrued under this Plan are taxable to Eligible  Employees  in any year prior to
      the  year  of  actual   distribution,   the   Committee   may  authorize
      distribution  of a portion  of an  Eligible  Employee's  Accounts  in an amount  sufficient to satisfy such tax  liability.  The Company will not
      be  responsible   for  the  ordinary   income  taxes   attributable   to
      distributions  from the Plan,  nor will the Company be  responsible  for
      any  adverse  tax   consequences   of  any   employee   resulting   from
      participation in this Plan.

5.05  Nonalienation.  Subject to any  applicable  law,  no  benefit  under the
      Plan will be subject in any manner to  anticipation,  alienation,  sale, transfer,  assignment, pledge, encumbrance or charge, and any attempt to do so will be void,  nor will any such  benefit be in any manner  liable for or  subject  to  garnishment,  attachment,  execution  of  levy,  or
      liability  for  or  subject  to  the  debts,   contracts,   liabilities,
      engagements or torts of an Eligible Employee.

5.06  Construction.  The Plan will be construed,  regulated  and  administered under  the  laws  of  the  State  of  Colorado.  When  used  herein  the masculine  pronoun will include the feminine  pronoun,  and the singular will include the plural, where appropriate.

5.07  Claims  Procedure:  Any  Eligible  Employee,  beneficiary,  or his  duly authorized  representative  may file a claim for a Plan benefit to which the claimant  believes that he or she is entitled.  Such a claim must be in writing and delivered or mailed to the Committee.  The Committee will have full discretion to deny or grant a claim in whole or in part.

      IN WITNESS WHEREOF,  The Quizno's  Corporation has approved this Plan on the date set forth below.

                                          THE QUIZNO'S CORPORATION

                                          By:_________________________

                                          Title:______________________

                                          Date:_______________________